JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

INVESTOR PRESENTATION August 27, 2015 NASDAQ: JBSS Exhibit 99.1 Exhibit 99.1

Forward-Looking Statements
Some of the statements in this presentation constitute “forward-looking statements” about
John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,”
“believe,” “estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward-
looking statements. Our periodic reports filed with the Securities and Exchange Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties.

To be the global leader of quality
driven, innovative nut solutions
that enhance the customer and
consumer experience and achieve
consistent, profitable growth for
our stockholders. We will
accomplish this through our
commitment to a dynamic
infrastructure that maximizes the
potential of our brands, people
and processes.
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation
Our Corporate Mission and Core Values
Mission
Core Values

JOHN B. SANFILIPPO & SON, INC.
Fisher

The Global Source for Nuts®

We Are a Leader In The Nut Industry
Net sales of $887m in Fiscal 2015
Stock Symbol: JBSS (Nasdaq)
One of the largest nut processors in the world
State-of-the-art shelling and processing facilities
Procurement expertise with buyers averaging over 20+
years experience
Product, packaging and branding innovation
Quality-driven manufacturing process

Retail Customer
and Consumer

The Global Source for Nuts®

OVH Positioning
What Makes Us Different?
Closest to The Source
Integrated Nut Processor –
From Source to Customer

Direct Sourcing
Enhances stability and
quality of supply
Shelling
Reduces costs for basic
processing
Cold Storage
Prolongs freshness and
shelf life
Processing
Meets a wide array of
customer demands

Our Facilities Are Strategically Located
Walnuts
Pecans
Peanuts
Pecans
Pecans
Pecans
Pecans
Peanuts
Pecans
Peanuts
Pecans
Peanuts
Pecans
Peanuts
Peanuts
Pecans
Peanuts
Pecans
Peanuts
Pecans
Peanuts
Pecans
U.S. Nut Growing Areas
JBSS Facility
Gustine, CA
Selma, TX
Elgin, IL
Bainbridge,
GA
Garysburg, NC

Pecans

World Class Facility in Elgin, IL 1 Million Square Feet Comprehensive Allergen Prevention Programs Robust Quality Systems Organic Certification 7

Gustine, CA 131 Employees Garysburg, NC 47 Employees Bainbridge, GA 129 Employees Selma, TX 173 Employees Elgin, IL 951 Employees 8 Our People - Our Commitment - Our Passion

HACCP Programs
SQF Level 2 Certified
High ratings from third party audits
Allergen Cross-Contamination Prevention Programs
validated with ELISA testing
Integrated Pest Management Programs
Equipment Sanitation Programs Validated with ATP Testing
Environmental Monitoring Programs –
Zone method
Key Quality Performance Indicators (KPI’s)
Food Safety and Quality

Computerized Data System (Infinity)
Comprehensive Recall Program Tested Twice/Annually
through Mock Recall exercises
Employee Training Programs utilizing Alchemy interactive
courseware  GMPs, Allergens, HACCP, Food Defense, and
prerequisite programs
Continuous Review of Operational Methods, Personnel
Practices and Adequacy of the Food Safety Program
Five
S
Program
Implementation
-
Productivity,
Quality
and
Safety Improvements
Food Defense Program

Food Safety and Quality

We Are Experts In Every Nut Type
% of total FY 15 net sales
* other consists of trail and snack mixes which include nut products

Full assortment of nut types
Full variety of value-added products
Wide variety of dried fruit and
other snack products
Customized, unique product formulas
Fiscal Year 2015
23.4%
12.7%
12.0%
13.7%
11.0%
22.0%
5.2%
ALMOND
PECAN
SNACK AND TRAIL MIXES
PEANUT
WALNUT
CASHEW &MIXED NUT
ALL OTHER

Nut Exactly
Snack Bites
almond popcorn
dark chocolate

Fisher
AUTHENTIC AMERICAN
HONEY ROASTED
MIXED NUTS

Fisher
Naturals
PECANS
LARGE PIECES

EST. 1922
JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

SALES CHANNEL UPDATES Export Commercial Ingredients Contract Manufacturing Consumer 12

Multiple Distribution Channels

* Approximately 32% of the Consumer channel sales were Fisher brand sales
$887 mil Net Sales in Fiscal 2015
Net Sales by Channel
Consumer
$529m
Com. Ingred.
$207m
Contract Mfg.
$115m
Export
$  36m
TTL JBSS
$887m
Consumer *
-
60%
Commercial
Ingredient
-
23%
Contract Mfg.
-
13%
Export
-
4%

Nut Exactly
gluten free!
Snack Bites
almond blueberry
dipped in dark chocolate

Orchard Valley
HARVEST
CRANBERRY ALMOND CASHEW
TRAIL MIX

Fisher
Nut Exactly
Snack Bites
almond popcorn
dipped in dark chocolate

OVEN-
ROASTED
TO PERFECTION.
NEVER
FRIED.
Fisher
PEANUTS

Fisher
The only national brand of recipe nuts entirely without preservatives.

The Global Source for Nuts®
Est. 1922

Consumer Channel $529 mil Net Sales in Fiscal 2015 +16.7%* * Net sales growth versus FY 2014 14

Fisher
Fisher

The Global Source for Nuts®
Est. 1922

Commercial Ingredients Channel $207 mil Net Sales in Fiscal 2015 +7.3%* * Net sales growth versus FY 2014 15

Fisher
HONEY ROASTED
sweet & salty flavor

Fisher
AUTHENTIC AMERICAN
HONEY ROASTED
MIXED NUTS

Fisher
PREMIUM NUTS

فيشر
محمص مع عسل
مكسرات مشكلة

The Global Source for Nuts®

Export Channel $36 mil Net Sales in Fiscal 2015 +6.0%* * Net sales growth versus FY 2014 16

Est. 1922

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Contract Manufacturing Channel $115 mil Net Sales in Fiscal 2015 17 +17.0%* * Net sales growth versus FY 2014

MEAT
DAIRY
CENTER STORE
DELI
BAKERY
PRODUCE
CHECK-OUT

- Nut Toppings
- Packaged Candy
- Frozen Entrees
- Baking Nut Ingredients
- Candy
- Snack Nuts
- Cookies
- Salty Snacks
- Health Bars
- Peanut Butter
- Cereal
- Cakes, Muffins
- Bulk Foods
- Frozen Cakes, Desserts
- Fresh Salads
- Salad & Baking Kits
- Salad Toppings
- Fresh Bread
- Ice Cream Ingredients
- Check-Out

The Global Source for Nuts®

We Reach Consumers… 20+ Points of Distribution In-Store 18

SNACK FOOD & WHOLESALE BAKERY

COVER STORY

Living for nuts

By Lauren R. Hartman

The company processes and contract manufactures nearly 2,000 stock-keeping units of nuts; snacks such as trail mixes, cracker-and-pretzel mixes, sesame stick and corn stick mixes and nut/berry mixes; and sunflower seeds, among other products. It starts our conversation by describing its commitment to delivering an unsurpassed product, "influencing every stage of a nut's journey, from sourcing directly from growers to processing snacking and cooking nuts to perfection.

The Global Source for Nuts®

Est. 1922

John B. Sanfilippo & Son, Inc.: Transformed Consumer Products Company … Reproduced with permission of Snack Food & Wholesale Bakery magazine 19

FY 2015 FINANCIAL MILESTONES

Time to Celebrate Success Results
Over The Past Four Years
Diluted EPS +11% over FY 14 …
Record $2.61
Net Sales +14% over FY 14 ...
Record $887.2 mil

887,245
650,000
700,000
750,000
800,000
850,000
900,000
FY 12
FY 13
FY 14
FY 15
Net Sales FY 12 -
FY 15
1.58
1.98
2.36
2.61
FY 12
FY 13
FY 14
FY 15
EPS FY 12 -
FY 15

100.00%
75.00%
60.55%
50.00%
25.00%
3.93%
929.00
Nov 3 '14
Feb 2 '15
May 1 '15
Aug 3 '15
YAHOO! FINANCE

The Global Source for Nuts®

Russell 2000 JBSS 22 Creating Shareholder Value Stock Price $28.43 8/19/2014 Stock Price $48.30 8/19/2015 Outperformed the Russell 2000 Index by over 5,600 BPS’

($ in Millions)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

23 JBSS Stockholders Equity FY 1991-2015 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 $250 $275

($ in Millions)
1991
1992
1993
1994
1995
1996
1997 (6 MO)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

Low Carb Diet Run Up SKU Rat., De-emphasized Industrial Sales, Lower Prices Increased Lb. Volume and Prices 24 JBSS Net Sales FY 1991-2015 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000

($ in Millions)
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

Facility consolidation project 25 JBSS TTL Outstanding Debt FY 1991-2015 Improved Operating Performance $0 $20 $40 $60 $80 $100 $120 $140 $160

1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

Note: FY 1997 reflects stub year 26 JBSS TTL Outstanding Debt as % of Net Sales 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 55.0% 60.0% 65.0% 70.0% 75.0%

EBITDA
consists
of
earnings
before
interest,
taxes,
depreciation,
amortization
and
noncontrolling
interest.
EBITDA
is
not
a
measurement
of
financial
performance
under
accounting
principles
generally
accepted
in
the
United
States
of
America
("GAAP"),
and
does
not
represent
cash
flow
from
operations.
EBITDA
is
presented
solely
as
a
supplemental
disclosure
because
management
believes
that
it
is
important
in
evaluating
JBSS's
financial
performance
and
market
valuation.
In
conformity
with
Regulation
G,
a
reconciliation
of
EBITDA
to
the
most
directly
comparable
financial
measures
calculated
and
presented
in
accordance
with
GAAP
is
presented
in
the
following
slide.
EBITDA

Reconciliation of Net Income (Loss) to EBITDA
(In $ $000's)
FY 2005
FY 2006
FY 2007
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
NET INCOME (LOSS)
14,499
(16,721)
(13,577)
(5,957)
6,917
14,425
2,835
17,122
21,760
26,287
29,305
INTEREST EXPENSE
3,998
6,516
9,347
10,502
7,646
5,653
6,444
5,364
4,754
4,354
3,966
INCOME TAX
(BENEFIT) EXPENSE
9,269
(8,689)
(7,520)
(897)
(259)
8,447
(49)
9,099
13,536
13,545
15,559
DEPRECIATION &
AMORTIZATION
10,501
10,000
13,584
15,742
15,922
15,825
16,968
17,117
16,717
16,278
16,284
EBITDA
38,267
(8,894)
1,834
19,390
30,226
44,350
26,198
48,702
56,767
60,464
65,114
NET SALES
581,729
579,564
540,858
541,771
553,846
561,633
674,212
700,575
734,334
778,622
887,245
EBITDA MARGIN
(% OF NET SALES)
6.6%
-1.5%
0.3%
3.6%
5.5%
7.9%
3.9%
7.0%
7.7%
7.8%
7.3%
POUNDS SOLD
278,741
248,137
246,142
221,958
217,465
224,302
232,746
212,553
221,762
240,417
253,514
EBITDA PER
POUND SOLD
0.14
(0.04)
0.01
0.09
0.14
0.20
0.11
0.23
0.26
0.25
0.26

EBITDA*

-$20,000
-$10,000
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
* EBITDA is a non-GAAP measure.  See slide entitled  “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP  measure

EBITDA* Margin (% of Net Sales)
-4.0%
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
* EBITDA is a non-GAAP measure.  See slide entitled  “Reconciliation of Net (Loss) Income to EBITDA” for reconciliation to GAAP  measure

$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
22.5%
21.0%
19.5%
18.0%
16.5%
15.0%
13.5%
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
Jun-99 Oct-99 Feb-00 Jun-00 Oct-00 Feb-01 Jun-01 Oct-01 Feb-02 Jun-02 Oct-02 Feb-03 Jun-03 Oct-03 Feb-04 Jun-04 Oct-04 Feb-05 Jun-05 Oct-05 Feb-06 Jun-06 Oct-06 Feb-07 Jun-07 Oct-07 Feb-08 Jun-08 Oct-08 Feb-09 Jun-09 Oct-09 Feb-10 Jun-10 Oct-10 Feb-11 Jun-11 Oct-11 Feb-12 Jun-12 Oct-12 Feb-13 Jun-13 Oct-13 Feb-14 Jun-14 Oct-14 Feb-15 Jun-15
rolling gm
cashews 320's
almonds nps 25/27
Peanuts
pecans jr. mammoth
walnuts combo 1/2's & pcs.

The Global Source for Nuts®

Source: Spot market prices from survey of JBSS vendors and brokers 31 PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN %

NUT CATEGORY TRENDS

Retail Prices Over the Last 6 Years 33 +29% $4.53 $5.84 FY 2010 FY 2015 Price Per Pound Source: IRI: Total Nut Category – Multi Outlet Geography

Retail Prices Up Across All Nut Types over
the Last 6 Years
Source: IRI: Total Nut Category –
Multi Outlet Geography –
Year Ending 6/28/15

70.1%
60.0%
38.9%
35.8%
31.7%
30.4%
30.3%
22.2%
14.1%
PISTACHIO
WALNUT
MACADAMIA
NUT
MIXED NUT
CASHEW
ALMOND
PECAN
PINE NUT
PEANUT
% Increase in Price Per LB Over the Past 6 Years

Strong
Nut
Category
Growth

959
974
961
971
1,003
1,043
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Category LB Sales (M)
4,350
4,578
5,105
5,457
5,704
6,096
FY 2010
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
Category $ Sales (M)
Source: IRI: Total Nut Category – Multi Outlet Geography – Year Ending 6/28/15

CORPORATE STRATEGIES

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

ACCOUNTABILITY • CONSUMER INSIGHTS

ENGAGEMENT • EXPERTISE

FOCUSED EXECUTION • INNOVATION

INTEGRITY • SUPPLY CHAIN EXCELLENCE

The Global Source for Nuts®

37

FY 20

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

The Global Source for Nuts®

Fisher recipe nuts market share growth,
now the #1 brand nationally (4 wks. ending 8/9/15).
Fisher snack nuts market share growth in
high franchise Midwest.
Orchard Valley Harvest expanded
distribution and increased velocity
resulting in double-digit revenue growth
over FY14.
FY 2015 Accomplishments

EXPAND GLOBALLY

- Build JBSS into a leading premium international snack nut company.
- Grow Fisher and other JBSS brands through expanded distribution and consumer led brand building. Leverage select value-added private brand partnerships.
- Focus on consumers demanding quality snacks in emerging markets in Asia, especially China, and in Latin America.

The Global Source for Nuts®

Launched Fisher Flagship Store on Tmall (China); Developed a Fisher stand-up bag product line for China. 39 FY 2015 Accomplishments

Menu

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

The Global Source for Nuts®

Leveraged our innovation capabilities to
launch 15 new items for our key contract
manufacturing customers.
Optimized Food Service and Industrial
Ingredient customer and product portfolios.
Expanded Fisher brand awareness in the
Commercial Ingredients Channel.

FY 2015 Accomplishments

FY 2015 SALES AND MARKETING UPDATE

JBSS
Orchard Valley
Fisher

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

Fisher®

Orchard Valley HARVEST

Fisher®

The Global Source for Nuts®
Est. 1922

Recipe Nuts Snack Nuts Grow Brands 42

Fisher Snack & Recipe are Growing Total Fisher Brand Growth FY15 vs. FY14 +8.0% +14.0% Recipe Nuts Snack Nuts LB SALES DOLLAR SALES 43

Fisher Brand has Grown Dollar Share over
the last 3 Years
2.5
2.9
3.1
3.4
FY 2012
FY 2013
FY 2014
FY 2015
Fisher Brand Dollar Share
Source: IRI: Total Nut Category – Multi Outlet Geography – Year Ending 6/28/15

Fisher
08-11-13
09-08-13
10-06-13
11-03-13
12-01-13
12-29-13
01-26-14
02-23-14
03-23-14
04-20-14
05-18-14
06-15-14
07-13-14
08-10-14
09-07-14
10-05-14
11-02-14
11-30-14
12-28-14
01-25-15
02-22-15
03-22-15
04-19-15
05-17-15
06-14-15
07-12-15

The Global Source for Nuts®

Strong and Sustained Growth on
Fisher Recipe Nuts
Recipe Nuts
44 Consecutive
Quad wks of growth
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
Fisher LB % Change vs. Last Year
Source: IRI: Total Nut Category – Multi Outlet Geography – Quad Week Data Ending 7/12/15

Fisher
Recipes call for nuts.
Not Preservatives.
The only national brand of recipe nuts entirely without preservatives.
Fisher
WALNUT

Fisher
Recipes call for nuts.
Not Preservatives.
The only national brand of recipe nuts entirely without preservatives.
Fisher
PECAN

The Global Source for Nuts®
Est. 1922

Differentiating Versus Competition with “No Preservatives” Message 46

Simple Twists
with Fisher Nuts
Fisher

Simple Twists
for WINTER
ENTERTAINING
CLICK for Chef Alex's winter recipes
Fisher

MY FRESH TWIST
Fisher
RECIPE CONTEST

Fisher

alex guarnaschelli
Try ground nuts to thicken a sauce/vinaigrette. A
pinch of almonds w/ olive oil and lemon in the blender? yum#gno

The Global Source for Nuts®

Recipes Food Network Vignettes Digital and Mobile Recipe Contest Food Network Magazine Social Media and PR Building Fisher Brand Equity with Food Network Sponsorship 47

For a fresh twist, think Fisher.®
SEARCH
Fisher
FRESH thinkers
OUR OWN KITCHEN COMMUNITY
Fisher really goes nuts for fresh, new ideas in the kitchen, and we know you do too! That's why our group of "Fresh Thinkers" brings in a constant supply of fresh twists on traditional recipes, with new ways that Fisher Nuts can bring some crunchy goodness. Check them out, come back often and get inspired. Go nuts!

Blog

oh. sweet basil
Picky Palate
Hoosier Homemade
Sugary Sweets

The Global Source for Nuts®

Expanding Social Media Presence with “Fisher Fresh Thinkers” 48

Winning the year is about
Pounds-on-the-floor
Recipe Nuts
Source: IRI: Ttl Recipe Nut Category – Multi Outlet Geography –Year Ending 6/28/15
*Note:  ACV refers to “All Commodity Volume” as measured by IRI

27
37
41
41
FY 2012
FY 2013
FY 2014
FY 2015
Fisher % ACV Any Display

We Are Growing our Pound Share in High
Franchise Markets
Snack Nuts
Source: IRI: Ttl Snack Nut Category – Fisher High Franchise Geography –Years Ending 6/28/15
2.2
3.1
3.5
4.0
FY 2012
FY 2013
FY 2014
FY 2015
Fisher Snack Nuts Pound Share
(High Franchise Markets)

Our Fisher Snack Nut Strategy Focuses on Midwest High Franchise Markets 51 Snack Nuts

OVEN-
ROASTED
TO PERFECTION,
NEVER
FRIED.
Fisher
PEANUTS
Fisher

The Global Source for Nuts®

Source:  Blue Chip Worldwide SPARQ concept research, December 2013
Driving Results on our Core
Dry Roast Peanut Business
“Oven Roasted, Never Fried”
communication drives purchase
interest
Elevates taste and healthy snack
perceptions
Supported through FSIs, In-Store
and via Digital Channels

Fisher
Nut Exactly
Snack Bites
almond popcorn
dipped in
milk chocolate
15

The Global Source for Nuts®

Brand Positioning on Nut Exactly is Creating
A Strong Consumer Following
Snacking
Yogurt/Veggies
Popcorn
Nuts
Chips
Candy Bars
New Segment:
Lighter than nuts,
more substantial
than popcorn
Indulgent
Healthier

New snack food by #Fisher : Nut Exactly. Yummy mix of popcorn, almonds, dark chocolate. It's at #Costco.
Snap BY GROUPON
PINCH me
ibotta
YOU EARNED IT
Mommy's Favorite Things
Social Media/ Digital
In-Store
Trial & Awareness Vehicles
Blogger Outreach
Fisher
Nut Exactly
FIRST COURSE
3 bakers make time to eat together
NEW!
Fisher Nut Exactly Snack Bites
Find them near you >
EXCITING NEWS FOR FISHER LOVERS IN THE MIDWEST!
NEW Fisher Nut Exactly Snack Bites
The Global Source for Nuts®
Est. 1922

Coupon incentive vehicle Marketing Support is Designed to Build Consumer Awareness and Drive Trial PR Media Outreach Facebook Twitter Consumer receives sample via mail 54

Nut Exactly
Snack Bites
almond popcorn
pecan popcorn
almond popcorn
peanut popcorn
Nut Exactly
Snack Bites
gluten free!
almond blueberry
dipped in
dark chocolate
Nut Exactly
Snack Bites
16 delicious
pistachio popcorn
dipped in
dark chocolate

Walmart
Save money. Live better.
Harris Teeter
Your Neighborhood Food Market
Mariano's
Jewel Osco
Dierbergs
Roundy's
Tops
Woodman's Markets
Menards
Jeca
Stop&Shop
HyVee
Employee Owned
Giant Eagle
Giant
meijer
Wegmans
Costco Wholesale

The Global Source for Nuts®
Est. 1922

Retailers Like our New Snacking Concept Too 55

Multi Pack!
8 Individual Servings
Orchard Valley
HARVEST
SEA SALT
CRANBERRY ALMOND CASHEW
TRAIL MIX
NON GMO Project VERIFIED
NO Artificial INGREDIENTS
CONTAINS 8 BAGS (1 OZ) 28g • NET WT 8 OZ (226g)

The Global Source for Nuts®

56 Our Orchard Valley Harvest Brand is On-Trend with Today’s Consumer Pure & Simple Goodness Supports a healthy lifestyle Close to the earth

Orchard Valley HARVEST

NON GMO Project VERIFIED nongmoproject.org

No Artificial INGREDIENTS

A NATURALLY Good Source of
7 Vitamins & Minerals

made with SEA SALT

INGREDIENTS: CASHEWS, EXPELLER PRESSED SUNFLOWER OIL, SEA SALT.

The Global Source for Nuts®
Est. 1922

The Brand Consumers Trust for Pure & Simple Goodness 57

Orchard Valley
HARVEST

Multi Pack!
Orchard Valley
HARVEST
DARK CHOCOLATE
ALMONDS
Orchard Valley
ALMONDS
Orchard Valley
ALMONDS
NO Artificial INGREDIENTS
CONTAINS 8 BAGS (1 OZ) 28g • NET WT 8 OZ (226g)

The Global Source for Nuts®

OVH is Catching on With Consumers Orchard Valley Harvest Growth FY15 vs. FY14 +33% +48% LB SALES DOLLAR SALES 58

Orchard Valley
HARVEST
ALMONDS
Orchard Valley
HARVEST
Orchard Valley
HARVEST
CASHEWS
Orchard Valley
HARVEST

Orchard Valley
HARVEST
Orchard Valley
HARVEST
ALMONDS
Orchard Valley
HARVEST
ALMONDS

The Global Source for Nuts®

Source:
The Hartman Group : Eating Occasions, Compass 2012
The Hartman Group: Reimagining Health and Wellness, 2013
Snacking accounts for
over 53% of all eating
occasions in the U.S.
38% of consumers snack
several times per day.
Grab ‘n Go Mini’s
Multi-Packs

We’re Tapping into Consumers’ Need
For on-the-go Goodness

Orchard Valley
HARVEST
Pure & Simple Goodness
NON GMO Project
VERIFIED
nongmoproject.org
Grab & Go
Almonds
Blog
PINCH me
ib
The Global Source for Nuts
Est. 1922

Bloggers Ibotta Website PR In-Store Merchandising New Packaging 60 Impactful Marketing Support

Orchard Valley
ALMONDS
Orchard Valley
ALMONDS

The Global Source for Nuts®

*Note:  % ACV refers to % “All Commodity Volume” as measured by IRI

And, We’re Gaining Retailer Support
12.7
13.6
18.6
32.3
FY2012
FY2013
FY2014
FY 2105
Orchard Valley Harvest % ACV Distribution*
OVH % ACV
Source: IRI: Ttl Produce Nut Category – Total US Food Geography–Year  Ending 6/28/15

THANK YOU